UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021

APOLLO DEBT SOLUTIONS BDC

(Exact name of registrant as specified in its charter)

Delaware	814-01424	86-1950548
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-515-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2021, the board of trustees of Apollo Debt Solutions BDC (the “Fund”) amended its Amended and Restated Agreement and Declaration of Trust (the “Second Amended and Restated Agreement and Declaration of Trust”) to update a number of items. As amended, the Second Amended and Restated Agreement and Declaration of Trust allows Fund shareholders to remove a trustee by vote of more than 50% of the outstanding Fund shares entitled to vote, with or without cause. It also requires that all mergers or reorganizations be approved by the vote of the holders of more than 50% of the Fund’s outstanding shares entitled to vote on the matter, without limitation. Furthermore, the Second Amended and Restated Agreement and Declaration of Trust removes certain sections and requirements entirely, such as removing the requirement that two-thirds of all Fund shares are necessary to effect certain amendments if the Fund’s shares are “covered securities” (as defined in the Securities Act of 1933, as amended), removing the ability for trustees to take actions without shareholder approval if the Fund shares become listed on a securities exchange and removing any limitation on the ability of Fund shareholders to bring derivative actions on behalf of the Fund.

The Second Amended and Restated Agreement and Declaration of Trust became effective immediately.

The foregoing description of the Second Amended and Restated Agreement and Declaration of Trust does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Agreement and Declaration of Trust, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Agreement and Declaration of Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2021	Apollo Debt Solutions BDC

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Chief Legal Officer and Secretary